ALTEGRIS KKR COMMITMENTS MASTER FUND

(the “Fund”)

Supplement dated November 18, 2016 to the

Prospectus and Statement of Additional Information (the “SAI”), dated May 2, 2016

Effective immediately, the Fund’s portfolio managers are Matthew Osborne and Eric Bundonis. Accordingly, the first six paragraphs in the “Management of the Fund—Management Team” section of the Fund’s Prospectus are hereby deleted and replaced with the following:

The personnel of the Advisers principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Advisers and their personnel maintain relationships with a large number of managers. The Advisers believe that, as a result of these contacts, the Fund should have access to a large number of Investment Funds from which to select.

The personnel of the Advisers who have primary responsibility for management of the Fund are Matthew Osborne and Eric Bundonis:

Matthew Osborne

Matthew Osborne has more than 28 years of international business and financial market experience. As Chief Investment Officer, Mr. Osborne is responsible for product development and is co-portfolio manager of several Altegris mutual funds. He is a member of the Altegris Investment Committee, responsible for qualification, approval and ongoing review of all investment strategies and managers on the Altegris platform.

Prior to Altegris, Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial with responsibility for manager selection and research. Previously, he had a 12-year career with a preeminent family office in his native New Zealand. In his role as Investment Manager, Mr. Osborne was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures. He also gained significant trading expertise in foreign currencies, stocks, fixed income, global futures and options.

In addition, effective immediately, the last two rows in the table in the “Management of the Fund—Officers” section of the Fund’s SAI are hereby deleted and the following rows are added:

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years

Elizabeth Hancuff (37) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Treasurer	Indefinite Length — Since 2016	Director, Fund Operations, Altegris Group of Companies (since 2010)

Kenneth I. McGuire (58) c/o Altegris KKR Commitments Master Fund	President	Indefinite Length — Since 2016	Chief Operating Officer, Altegris Group of Companies (since 2009); Executive Vice President,

1200 Prospect Street Suite 400 La Jolla, CA 92037			Managing Director, Altegris Group of Companies (2009 — 2014); Co-President (2015) and President (2016) of Registered Investment Advisory and CPO Affiliates, Altegris Group of Companies (since 2015)

Christine Zou (44) c/o Altegris KKR Commitments Master Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	Principal Accounting Officer	Indefinite Length — Since 2016	Controller, Altegris Group of Companies (since 2011)

In addition, effective immediately, corresponding changes are made in the tables in the “Management of the Fund—Other Accounts Managed by the Portfolio Managers” section of the Fund’s SAI and the following information is added:

Matthew Osborne*

	Number of Accounts	Total Assets in Accounts ($ million)
Registered Investment Companies	3	$880.9
Other Pooled Investment Vehicles	23	$1,083
Other Accounts	0	$0

* Information pertaining to other accounts managed by Mr. Osborne is as of September 30, 2016

In addition, effective immediately, corresponding changes are made in the table in the “Management of the Fund—Securities Ownership of Portfolio Managers” section of the Fund’s SAI and the following information is added:

Matthew Osborne*	$100,001-$500,000

* Information for Mr. Osborne is as of September 30, 2016

In addition, effective immediately, the paragraph in the “Management of the Fund—Portfolio Manager Compensation Structure” section of the Fund’s SAI is hereby deleted and replaced with the following:

For services as a portfolio co-manager to the Fund, Eric Bundonis receives a salary and a discretionary bonus from the Adviser. Matthew Osborne receives a salary from the Adviser. Each of Messrs. Osborne and Bundonis also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates. Mr. Osborne may also receive from the privately-held entity that directly or indirectly controls the Adviser and its affiliates discretionary bonuses and other discretionary compensation in connection with his role as a senior executive of the firm.

Please retain this supplement for future reference.